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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): MARCH 5, 1998
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                           IBIS TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


 MASSACHUSETTS                        0-23150                     04-2987600
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(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
 incorporation)


     32 CHERRY HILL DRIVE, DANVERS, MASSACHUSETTS              01923
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       (Address of principal executive offices)             (Zip Code)


     Registrant's telephone number, including area code: (978) 777-4247
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ITEM 5.   OTHER EVENTS.

      On March 5, 1998, the Registrant publicly disseminated two press releases announcing (i) that it has received purchase orders from a leading semiconductor manufacturer for two Ibis 1000 oxygen implanters to be delivered in 1998 and a letter of intent from another customer for the purchase of one Ibis 1000 oxygen implanter, and (ii) its financial results for the fourth quarter and fiscal year ended December 31, 1997.

   The purchase orders for the two implanters are subject to the completion of a licensing agreement and may be canceled if the companies do not come to an agreement.

   Revenues for the Registrant's 1997 fourth quarter were $1,460,000, compared to revenues of $2,444,000 for the fourth quarter of 1996. Net loss for the fourth quarter of 1997 was $2,174,000, or $0.33 per share, compared to $107,000, or $0.02 per share, for the comparable period a year ago. The net loss in the fourth quarter of 1997 included non-recurring charges totaling approximately $1 million. These charges primarily consist of the write-off of obsolete wafer inventory and material associated with improvements or upgrades to the Ibis 1000 implanters and personnel costs associated with a management reorganization.

   For the year ended December 31, 1997, revenues were $6,674,000, compared to revenues of $9,453,000 reported in the preceding year, which included equipment revenue of $3,800,000 (the Registrant had no equipment revenue in 1997). Net loss for fiscal 1997 was $3,938,000, or $0.69 per share, compared to a net loss of $840,000, or $0.18 per share in 1996.

   The information contained in the two press releases is incorporated herein by reference and filed as Exhibits 99.1 and 99.2 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

 99.1   The Registrant's Press Release dated March 5, 1998.
 99.2   The Registrant's Press Release dated March 5, 1998.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             IBIS TECHNOLOGY CORPORATION
                                             ---------------------------
                                             (Registrant)


Date: March 6, 1998                          /s/ Debra L. Nelson
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                                             Debra L. Nelson, Chief Financial
                                              Officer





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                                  EXHIBIT INDEX

Exhibit                                                Sequential
Number              Description                        Page Number
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99.1                The Registrant's Press Release          5
                    dated March 5, 1998

99.2                The Registrant's Press Release          6
                    dated March 5, 1998












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